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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                        JANUARY 9, 2007 (JANUARY 6, 2007)

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-27121                                           35-2208007
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(Commission File Number)                       (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA               90212
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      The disclosures in Item 5.01 are hereby incorporated by reference.

      Related to the Merger Agreement described in Item 5.01, on January 6, 2007, Superior Galleries entered into Conversion Agreements with each of Stanford International Bank Ltd. ("Stanford") and Silvano DiGenova, our former chairman, chief executive officer and interim chief financial officer. Pursuant to the Conversion Agreement with Stanford, Stanford converted and exchanged all of its shares of preferred stock, which included (i) 3,000,000 shares of the Series B $1.00 Convertible Preferred Stock; (ii) 2,000,000 shares of the Series D $1.00 Convertible Preferred Stock; and (iii) 2,500,000 shares of the Series E $1.00 Convertible Preferred Stock, into an aggregate of 3,600,806 shares of common stock of Superior Galleries. Pursuant to the Conversion Agreement with Silvano DiGenova, the former chairman, chief executive officer and interim chief financial officer of Superior Galleries, Mr. DiGenova converted his 400,000 shares of Series B $1.00 Convertible Preferred Stock into 202,330 shares of common stock of Superior Galleries. All of the shares of common stock of Superior Galleries issued pursuant to the Conversion Agreements were issued pursuant to current conversion rights under the terms of the preferred shares. These exchanges were made pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

      The disclosures in Item 2.03 are hereby incorporated by reference.

      The disclosures in Item 5.02 are hereby incorporated by reference.

      Stanford has agreed to all of the terms of the agreements to which Stanford is a party and has satisfied all of Stanford's current obligations relating to such agreements. However, Stanford has not yet delivered executed copies of those agreements. Stanford signatures are expected this week.

      Copies of the Conversion Agreements are attached hereto as Exhibit 10.1 and 10.2, and are incorporated herein by reference. The foregoing description of the conversion agreements is qualified in its entirety by reference to the full text of the agreements.

ITEM 1.02       TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      Related to the Merger Agreement described in Item 5.01 and the Termination and Release Agreement described in Item 5.02, on January 6, 2007, Superior Galleries repaid in full its outstanding indebtedness of $400,000 owed to Mr. DiGenova and the note evidencing that indebtedness was terminated.

ITEM 2.03       CREATION OF A DIRECT FINANCIAL OBLIGATION.

      Related to the Merger Agreement described in Item 5.01, on January 6, 2007, Superior Galleries amended the Commercial Loan and Security Agreement with Stanford to increase the line of credit available under the existing Loan and Security Agreement to $19,892,340. Superior Galleries entered into an Amended and Restated Commercial Note in favor of Stanford to, among other things, reflect the amendment to the Commercial Loan and Security Agreement. Superior Galleries also entered into a Forbearance Agreement with Stanford, waiving certain defaults and enabling drawdowns despite Superior Galleries' negative stockholders' equity. The Forbearance Agreement is effective until six months after the date DGSE files a registration statement on Form S-4 with the SEC related to the merger, or upon the earlier notice by Stanford of the occurrence of a new event of default under the credit facility.


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      A copy of the amendment to the Commercial Loan and Security Agreement,
Amended and Restated Commercial Note and the Forbearance Agreement are attached hereto as Exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference. The foregoing description of those agreements and the note is qualified in its entirety by reference to the full text of the agreements and the note.

ITEM 3.02.      UNREGISTERED SALES OF EQUITY SECURITIES.

      The disclosures in Item 1.01 are hereby incorporated by reference.

ITEM 5.01       CHANGES IN CONTROL OF REGISTRANT.

      On January 6, 2007, Superior Galleries and DGSE Companies, Inc., a Nevada corporation ("DGSE"), entered into an Amended and Restated Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). The Merger Agreement contemplates that DGSE Merger Corp., a wholly-owned subsidiary of DGSE, will merge with and into Superior Galleries. Superior Galleries would survive the merger as a wholly-owned subsidiary of DGSE, and each share of Superior Galleries common stock would be exchanged for 0.2731 shares of DGSE common stock.

      Pursuant to the Merger Agreement, fifteen percent (15%) of the number of shares of DGSE common stock to be issued at the closing of the merger will be deposited in an escrow account as security for the payment of (i) indemnification claims made under the Merger Agreement in the event Superior Galleries' representations and warranties concerning its capitalization are inaccurate, and (ii) losses in the event Superior's estimated December 31, 2006 stockholders' equity, used for purposes of determining the amount of debt to be converted by Stanford, was not accurate. The escrow will expire one year after the consummation of the merger. The stockholder agent, which will initially be Stanford, will have the exclusive right to defend the escrow against claims made by DGSE or its related parties on behalf of the Superior Galleries stockholders.

      Consummation of the merger is subject to certain closing conditions, including, among others, stockholder approval of the Merger Agreement; DGSE stockholder approval of an increase in the number of authorized shares of common stock of DGSE; absence of governmental restraints; and effectiveness of a Form S-4 registration statement registering the shares of DGSE common stock to be issued as merger consideration. The Merger Agreement allows DGSE and Superior Galleries to terminate the merger agreement upon the occurrence (or non-occurrence) of certain events. DGSE and Superior Galleries expect the acquisition to close late in March 2007, subject to the satisfaction or waiver of the various closing conditions in the Merger Agreement.

      Superior Galleries has entered into a Support Agreement with DGSE and certain stockholders of Superior Galleries whereby such stockholders have agreed to vote their shares in favor of the merger. Such stockholders of Superior Galleries hold sufficient voting power to approve the merger. Similarly, Superior Galleries has entered into a Support Agreement with DGSE and Dr. L.S. Smith, the chairman and chief executive officer of DGSE, whereby Dr. Smith has agreed to vote his shares, which constitutes approximately 46% of the outstanding DGSE shares, in favor of the merger.


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      As a condition to the closing of the merger, Superior Galleries expects to into a Note Exchange Agreement with Stanford. Pursuant to the Note Exchange Agreement, Stanford would convert $8,392,340 in debt into 4,936,671 shares of common stock of Superior Galleries. This conversion would occur immediately prior to the consummation of the merger.

      Following the effective time of the merger, DGSE's board of directors will be comprised of the following individuals: Dr. L.S. Smith; William H. Oyster; two current "independent" directors of the DGSE board; two "independent" directors to be designated by Stanford; and David Rector. In connection with the closing, Stanford and Dr. Smith will enter into a corporate governance agreement with DGSE. Pursuant to this agreement, for so long as Stanford and its affiliates beneficially own at least 15% of the outstanding DGSE common shares, Stanford will have the right to nominate two "independent" directors to the DGSE board; for so long as Dr. Smith and his affiliates and immediate family beneficially own at least 10% of the outstanding DGSE common shares, Dr. Smith will have the right to nominate two "independent" directors to the DGSE board; for so long as Dr. Smith is an executive officer of DGSE, he will have the right to be nominated to the DGSE board; and for so long as Mr. Oyster is an executive officer of DGSE, he will have the right to be nominated to the DGSE board. The DGSE board will consist of seven members.

      Upon consummation of the merger, Dr. L.S. Smith, DGSE's chairman, chief executive officer and largest stockholder, will own approximately 26 percent of the outstanding shares of DGSE (and will beneficially own approximately 26 percent on a fully-diluted basis); Stanford will own approximately 29 percent of the outstanding shares of DGSE (and will beneficially own approximately 28 percent on a fully diluted basis); and all pre-merger Superior stockholders will own approximately 43 percent of the outstanding shares of DGSE (and will beneficially own approximately 39 percent on a fully diluted basis).

      A copy of the merger agreement, and certain exhibits thereto, the Limited Joinder Agreement, pursuant to which Stanford is joining the Merger Agreement, and the Support Agreements are attached hereto as Exhibits 2.1 through 2.9, 10.8 and 10.9, and are incorporated herein by reference. The foregoing description of the Merger Agreement and support agreements is qualified in its entirety by reference to the full text of the Merger Agreement, those exhibits, the Limited Joinder Agreement and the Support Agreements.

The disclosures in Item 5.02 are hereby incorporated by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

      In connection with the proposed acquisition, Superior Galleries and DGSE intend to file relevant materials with the SEC. DGSE intends to file a registration statement on Form S-4, which will contain a prospectus and related materials to register the DGSE common stock to be issued in the merger, and a joint proxy statement, which Superior Galleries and DGSE plan to mail to their respective stockholders in connection with the approval of the proposed merger by their respective stockholders. The registration statement and the joint proxy statement/prospectus included therein will contain important information about Superior Galleries, DGSE, the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER TRANSACTION. Investors and security holders will be able to obtain free copies of this document (when it becomes available) and other documents filed with the SEC at the SEC's web site at www.sec.gov or by calling the SEC at 1-800-SEC-0330.


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PARTICIPATION IN SOLICITATIONS

      Superior Galleries and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Superior in connection with the proposed merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Superior Galleries' proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about October 6, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Superior by contacting Superior Galleries Investor Relations at (800) 421-0754.

      DGSE and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Superior Galleries in connection with the proposed merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in DGSE's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about June 23, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from DGSE by contacting DGSE Investor Relations at (972) 484-3662.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Related to the Merger Agreement described in Item 5.01 and as described in
Item 1.02, on January 6, 2007, Silvano DiGenova entered into a Termination and Release Agreement with Superior Galleries, whereby he resigned as a director, chief executive officer, president, interim chief financial officer and chairman effective January 6, 2007. Pursuant to this agreement, Mr. DiGenova and Superior Galleries released each other from claims either might have against the other related to his relationship with Superior Galleries as a stockholder, officer, employee, director or otherwise, subject to specified exceptions. Superior Galleries then entered into a consulting agreement with Mr. DiGenova, whereby he will continue to provide services to Superior Galleries.

      Related to the Merger Agreement, on January 6, 2007, the board of directors of Superior Galleries appointed a special committee, consisting of Mitchell Stolz and David Rector, which is authorized and empowered, with the full power of the full Board, to review, approve and act upon any issue or action: (1) related to the merger prior to closing of the merger, or (2) which in any way relates to any transaction or other matter in which DGSE has an interest.

      Pursuant to the Merger Agreement, on January 6, 2007, Lee Ittner, Anthony Friscia and Paul Biberkraut also resigned as directors effective January 6, 2007. Messrs. Friscia and Ittner served on the Superior Galleries audit and compensation committees, and Mr. Friscia was chair of the audit committee.

      To replace the resigned directors, pursuant to the Merger Agreement, Scott Williamson, William H. Oyster and John Benson were appointed as replacement directors by the remaining members of the board of directors effective January 6, 2007. Paul Biberkraut entered into a consulting agreement with Superior Galleries, which has a term of three months and which can be renewed by Superior Galleries, pursuant to which Superior Galleries will pay him $4,000 per month for consulting services leading up to the merger.


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      Related to the Merger Agreement, on January 6, 2007, Superior Galleries
entered into a Management Agreement with DGSE Merger Corp., a wholly-owned subsidiary of DGSE. Pursuant to the Management Agreement, DGSE Merger Corp. will provide two to three senior executives to serve as the senior management of Superior Galleries. The initial individuals are (i) William Oyster, who has been appointed interim chief executive officer, (ii) John Benson, who has been appointed interim chief financial officer and vice president, finance, and (iii) Scott Williamson, who has been appointed interim chief operating officer. Mr. Oyster, age 53, has served as a director and president of DGSE since 1990. Mr. Benson, age 60, has served as Chief Financial Officer of DGSE since 1992. Mr. Williamson, age 48, has served as Executive Vice President - Consumer Finance of DGSE and President of American Pay Day Centers, Inc., a DGSE subsidiary, since May 2004. Between 2003 and 2004, Mr. Williamson was president of Texas State Credit Co., a finance company with 63 locations. From 2001 to 2003, Mr. Williamson was the Chief Financial Officer for Westgate Fabrics, LLC, a distributor of decorative fabrics. These individuals do not have an employment agreement with, and are not being paid any compensation by, Superior Galleries. Upon termination of the Management Agreement, these individuals are expected to resign their offices.

      The interim executives are not permitted to effectuate any material business transaction between DGSE and Superior Galleries, except (a) as set forth in the Merger Agreement, (b) in the ordinary course of business of both companies, (c) certain permitted intercompany transactions, and (d) after obtaining approval of the special committee of the board of directors. The interim officers also are not permitted to materially change the strategic direction of Superior Galleries, except for turnaround strategies enumerated in the Management Agreement or with the approval of the special committee. Superior Galleries will pay DGSE (x) a fee of $50,000 per month for the services provided by the interim executives, (y) hourly fees for services provided by other DGSE representatives and (z) reasonable out-of-pocket expenses. The Management Agreement will terminate upon the earlier to occur of the closing of the merger, the termination of the Merger Agreement or the outside date for closing of the Merger Agreement specified in the Merger Agreement.

      Copies of the Management Agreement and the Termination and Release Agreement are attached hereto as Exhibits 10.3 and 10.7, respectively, and are incorporated herein by reference. The foregoing descriptions of those agreements are qualified in their respective entirety by reference to the full text of the agreements.

ITEM 7.01.      REGULATION FD DISCLOSURE.

      On January 9, 2007, Superior issued a press release announcing that it had entered into the merger agreement with DGSE. A copy of the press release is attached as Exhibit 99.1 to this report.

      On January 9, 2007, DGSE issued a press release announcing that it had entered into the merger agreement with Superior. A copy of the press release is attached as Exhibit 99.2 to this report.


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      The disclosure in this Item 7.01, and the press releases being filed as exhibits, are being furnished and will not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section..

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.

      Exh. No.  Description
      --------  -----------

        2.1 Amended and Restated Agreement and Plan of Merger and Reorganization dated as of January 6, 2007, by and among DGSE Companies, Inc., DGSE Merger Corp., Superior Galleries, Inc. and Stanford International Bank, Ltd., as Stockholder Agent. (a)

        2.2     Form of Escrow Agreement

        2.3     Form of Amended and Restated Commercial Loan and Security
                Agreement

        2.4     Form of Warrant

        2.5     Form of Note Exchange Agreement

        2.6     Form of Termination and Release Agreement

        2.7     Form of Registration Rights Agreement

        2.8     Form of Corporate Governance Agreement

        2.9     Limited Joinder Agreement

       10.1 Conversion Agreement by and between Superior Galleries, Inc. and Stanford International Bank, Ltd. dated January 6, 2007.

       10.2 Conversion Agreement by and between Superior Galleries, Inc. and Silvano DiGenova dated January 6, 2007.

       10.3 Management Agreement by and between DGSE Companies, Inc. and Stanford Galleries, Inc. dated January 6, 2007.

       10.4 Amendment to Commercial Loan and Security Agreement by and between Superior Galleries, Inc. and Stanford International Bank, Ltd. dated January 6, 2007.

       10.5 Amended and Restated Commercial Note in favor of Stanford International Bank, Ltd. dated January 6, 2007.

       10.6 Forbearance Agreement by and between Superior Galleries, Inc. and Stanford International Bank, Ltd. dated January 6, 2007.

       10.7     Termination and Release Agreement dated January 6, 2007.

       10.8     Support Agreement dated January 6, 2007.

       10.9     Support Agreement dated January 6, 2007.

       99.1     Superior Press Release dated January 9, 2007. (b)

       99.2     DGSE Press Release dated January 9, 2007. (b)

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(a)  Certain exhibits and schedules have been omitted and Superior Galleries agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

(b) This exhibit is being furnished and will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 9, 2007                 SUPERIOR GALLERIES, INC.


                                        By: /s/ William H. Oyster
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                                           William H. Oyster,
                                           Interim Chief Executive Officer


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